UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:        February 8, 2008

Pacific Sands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	00-29483	88-0322882
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1509 Rapids Dr. Racine WI	53404
(Address of Principle Executive Offices)	(Zip Code)

(262) 619-3261
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

Entry into an Asset Purchase Agreement to Acquire Certain Assets of Natural Choices Home Safe Products, LLC

On January 28, 2008 Pacific Sands, Inc. (“Company”) entered into an Asset Purchase Agreement with Franklin, Wisconsin based Natural Choices Home Safe Products, LLC (“Natural Choices”) to acquire certain assets of Natural Choices for a purchase price of $890,000.00, plus or minus closing pro-rations, if any, and payable in cash and shares of Company common stock over a three-year period.  Earnest money of $50,000 in the form of 500,000 shares of Company’s restricted common stock was paid in December 2007.

On February 8, 2008, Pacific Sands finalized the acquisition by paying an additional $50,000 in the form of 500,000 shares of Company’s restricted common stock, and $60,000 in cash.

The balance will be paid in semi-annual installments of restricted common shares and cash beginning on August 1, 2008 as follows: $50,000 in additional shares of Company’s restricted common stock, as well as $40,000 in cash, on August 1, 2008; $50,000 in additional shares of Company’s restricted common stock, as well as $50,000 in cash, on February 1, 2009; $100,000 in additional shares of Company’s restricted common stock, as well as $100,000 in cash, on August 1, 2009;  $200,000 in cash, on February 1, 2010; and $140,000 in cash, on August 1, 2010.

The Company has employed Catherine Myers and Dr. Marion Mack Myers, II, the former owners of all issued and outstanding membership interests in Natural Choices, and its sole managers and members, pursuant to Employment Agreements that provide other things, for combined annual salaries of $101,460.

As of the date of the Asset Purchase Agreement, there were no material relationships between the Company, or its affiliates, and Natural Choices, and its affiliates, other than as contemplated by the Asset Purchase Agreement.

The forgoing description of the Asset Purchase Agreement and Employment Agreements does not purport to be complete and is qualified in its entirely by reference to the Asset Purchase Agreement and Employment Agreements, which are attached as Exhibit 2.1 hereto and incorporated by reference.  Also attached as an exhibit is a copy of the press release issued by the Company on January 29, 2008, announcing the signing of the Asset Purchase Agreement and a press release issued on February 14, 2008 describing the acquisition.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits
Exhibit 2.1	Asset Purchase Agreement
Exhibit 99.1	Press Release dated January 29, 2008
Exhibit 99.2	Press Release dated February 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant had duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Pacific Sands, Inc.
(Registrant)

Dated: February 14, 2008	/s/ Michael Wynhoff
Michael Wynhoff, CEO